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Fulton Financial
Corporation
-------------------------------------

Investor Presentation
Data as of December 31, 2010

■ This presentation may contain forward-looking statements about Fulton Financial Corporation’s financial condition, results of operations, business, strategies, products and services. You can identify forward-looking statements by the use of words such as “may”, “should”, “will”, “could”, “estimates”, “predicts”, “potential”,
 “continue”, “anticipates”, “believes”, “plans”, “expects”, “future” and “intends” and similar expressions which are intended to identify forward-looking statements.
■  Such forward-looking statements reflect the current beliefs and expectations of the Corporation’s management, are based on estimates, assumptions and projections about the Corporation’s business and its industry, and involve significant risks and uncertainties, some of which are beyond our control and difficult to predict. These statements are not guarantees of future performance and actual results may differ materially from those expressed or forecasted in the forward-looking statements. The Corporation undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, investors and others are cautioned not to place undue reliance on such forward-looking statements.
■ Many factors could affect future financial results including, without limitation, asset quality and the impact of adverse changes in the economy and in credit or other markets and resulting effects on credit risk and asset values; acquisition and growth strategies; market risk; changes or adverse developments in economic, political or regulatory conditions; a continuation or worsening of the current disruption in credit and other markets, including the lack of or reduced access to, and the abnormal functioning of markets for mortgages and other asset-backed securities and for commercial paper and other short-term borrowings; changes in the levels of Federal Deposit Insurance Corporation deposit insurance premiums and assessments; the effect of competition and interest rates on net interest margin and net interest income; investment strategy and income growth; investment securities gains and losses; declines in the value of securities which may result in charges to earnings; changes in rates of deposit and loan growth or a decline in loans originated; balances of risk-
 sensitive assets to risk-sensitive liabilities; salaries and employee benefits and other expenses; amortization of intangible assets; goodwill impairment; capital and liquidity strategies; and other financial and business matters for future periods.

■ For a more complete discussion of certain risks and uncertainties affecting the Corporation, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and
 Results of Operations” set forth in the Corporation’s filings with the Securities and Exchange Commission.
Forward-Looking Statement

Presentation Outline
 ◆ Corporate Profile
 ◆ Overview of Q4 and 2010
 ◆ Credit
 ◆ Capital
 ◆ Financial Performance
 ◆ Growth Strategies
 ◆ Corporate Priorities
 ◆ Supplemental Credit Data

Fulton Financial Profile (as of 12/31/10)
■ Mid-Atlantic regional financial holding company
■ A family of 7 community banks in 5 states
■ Fulton Financial Advisors
■ Fulton Mortgage Company
■ 272 community banking offices
■ Asset size: $ 16.3 billion
■ 3,800 Team Members
■ Market capitalization: $ 2.1 billion
■ Book value per common share: $ 9.45
■ Tangible book value per common share: $6.69
■ Shares outstanding: 199.1 million

A Valuable Geographic Franchise

Superior Customer Experience
WE WILL CARE, LISTEN,
UNDERSTAND, AND DELIVER

Customer Satisfaction Metrics (12/31/10)
■ Customers:
 ◆ Retail 93%
 ◆ Business 94%
 ◆ Fulton Mortgage Company 91%

Our Brand
COMMUNITY BANKING
SMALL BUSINESS
HIGH NET WORTH
RETAIL BANKING

Overview of the 4th Quarter
■ EPS of 16 cents, even with Q3 ; 59 cents for 2010, up
 90% YOY
■ Delaware affiliate merged into Fulton Bank
■ Strong core deposit growth / highly liquid
■ Continued NIM expansion / change in deposit mix
■ Slowdown in mortgage banking activity / revenue
■ Elevated marketing expenses / leveraged Forbes
 designation
■  TARP and Warrant-Free quarter

Overview of the 4th Quarter / Credit
■ Reduction in non-performing loans
■ Reduction in overall delinquency linked
 quarter
■ Continued reduction in construction
 exposure
■ No increase in provision linked quarter
■ Well diversified portfolio
■ Loan balances stable / growth offset
 runoff and charge offs
■ Earning asset growth a strategic priority

■ 53 relationships with commitments to lend
 of $20 million or more
■ Maximum individual commitment: $33 million
■ Maximum commitment land development:
 $25 million
 ➢ Maximum commitment any one development
 project: $15 million
■ Average commercial lending relationship size is
 $464,429
■ Loans and corresponding relationships are
 within Fulton’s geographic market area
Summary of Larger Loans (12/31/10)

Provision and Non-performing Loans
Provision
NPL’s / Loans
($ in millions)

Loan Delinquency (Key Sectors)
Category	Total (%) 12/31/10	90-Days 12/31/10	Total (%) 09/30/10	90-Days 09/30/10
Commercial Loans	2.72	2.36	3.08	2.31
Consumer Direct	1.50	0.66	1.54	0.71
Commercial Mortgage	2.69	2.14	2.85	2.29
Residential Mortgage	8.69	5.05	9.19	5.26
Construction	11.47	10.56	12.02	10.98
Total Portfolio	3.59	2.76	3.86	2.87

Declining Construction Exposure
(7%)
(23%)
(18%)
($ in millions)
Construction Loans /
Total Loans
12.2%
10.5%
8.2%
6.7%

Commercial Loans by Industry (12/31/10)

Shared National Credits   (12/31/10)

Fulton Mortgage Company
■ Monitoring mortgage foreclosures and
 secondary sale put-backs
■ No material concerns at this time
■ Decline in overall activity and sale gains linked
 quarter

Foreclosures / Putbacks
■ 2010 - Servicing Retained
 ◆ Repurchased $1,235,000.
 ◆ Current issues 531,660.
■ 2010 - Servicing Released
 ◆ Repurchased $ 344,400.
 ◆ Indemnified 505,700.
 ◆ Settled in 2010 31,250.
 ◆  Current issues $1,786,200.

Capital  Adequacy (12/31/10)

Dodd-Frank Response
■ Established organizational structure
 to address each applicable Title
■ Expect market opportunities with
 appropriate planning and strategizing
■ Believe we are in a better position to
 absorb increased costs than smaller
 competitors

Financial Performance

Income Statement Summary

Income Statement Summary (YTD December)

First Merit Corporation
International Bancshares Corporation
Old National Bancorp
Susquehanna Bancshares, Inc.
TCF Financial Corporation
Trustmark Corporation
UMB Financial Corporation
United Bankshares, Inc.
Valley National Bancorp
*Fulton’s peer group as of December 31, 2010
Associated Banc-Corp
BancorpSouth, Inc.
Bank of Hawaii Corporation
BOK Financial Corporation
Citizens Republic Bancorp
City National Corporation
Commerce Bancshares, Inc.
Cullen/Frost Bankers, Inc.
First Citizens BancShares, Inc.
First Midwest Bancorp, Inc.

Peer Group*

Net Interest Margin

Interest Rates             (December 31st -  Quarter)

6 month cumulative gap: 1.06
Interest Rate Shocks (12/31/10)
Rate Change NII Change (Annual) % Change

 +300 bp  + $ 45.9 million  + 7.7%
 +200 bp  + $ 26.0 million  + 4.4%
 +100 bp   + $  8.6 million  + 1.4%
 - 100 bp  - $  5.4 million  -  0.9%

Average Loans (Q4 2010 vs. Q3 2010)

Average Loans (December 31st - Year to Date)

Average Loan Growth

Allowance to Loans

Allowance to Non-performing Loans

Investment Portfolio   (12/31/10)

Investment Portfolio - Municipal Holdings (12/31/10)

Investment Portfolio - Municipal Holdings by State (12/31/10)

Note: The municipal portfolio consists of 94% general obligation bonds. School district issues total 72% of all holdings.

Investment Portfolio - Pooled TRUP Holdings (12/31/10)

Average Deposits      (Q4 2010 vs. Q3 2010)

Average Deposits (December 31st - Year to Date)

Average Deposit Growth

Other Borrowings (December 31st - Year to Date)

Other Income (Q4 2010 vs. Q3 2010)

Other Income (December 31st - Year to Date)

More Efficient Than Peers

Other Expense (Q4 2010 vs. Q3 2010)

Other Expense (December 31st - Year to Date)

Retail / Small Bus. Growth Strategies
■ Small Business focus across 5-state
 footprint
■ Leverage investment in e-banking channels
■ High customer satisfaction and Forbes
 recognition provide impetus for current
 and future relationship expansion
■ Targeted consumer / home equity loan
 growth as confidence levels improve
■ New Branch Prototype

Branch Exterior

Branch Interior

Commercial Growth Strategies
■ Increased earning asset growth as the
 economy rebounds
■ Capitalize on market disruption
■ Early stage shift (balance sheet
 protection to quality growth)
■ Pace of expansion will be improving
 but tempered

Non-Interest Income Maximization
■ Fulton Financial Advisors
 ◆ Brokerage
 ◆ Wealth Management
 ◆ Institutional
■ Fulton Mortgage Company
 ◆ Increased origination staff
 ◆ Leverage strong local market presence and new
 customer satisfaction
 ◆ Expect rise in purchase activity as confidence
 improves

Corporate Priorities
■ Continue to improve asset quality
■ Accelerated EPS growth
■ Grow quality earning assets as economy rebounds
■ Increase the dividend
■ Maximize our non-interest income
■ Leverage opportunities created by regulatory
 change, industry consolidation and market
 disruption
■ Build recurring revenue stream
■ Risk mitigation and management

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com

Supplemental Credit
Information

Net Charge-offs (Recoveries) (Q4 2010)

Non-performing Loans* (12/31/10)

Loan Delinquency (Key Sectors)
Category	Total (%) 12/31/10	90-Days 12/31/10	Total (%) 12/31/09	90-Days 12/31/09
Commercial Loans	2.72	2.36	2.51	1.88
Consumer Direct	1.50	0.66	1.72	0.66
Commercial Mortgage	2.69	2.14	2.33	1.42
Residential Mortgage	8.69	5.05	9.22	5.10
Construction	11.47	10.56	10.13	9.43
Total Portfolio	3.59	2.76	3.44	2.35

Loan Distribution by State (Q4 2010)

Residential Mtg by State (12/31/10)

C&I Loans by State (12/31/10)

Construction Loans (12/31/10)

Construction Loans by Type (12/31/10)

CRE Loans by State (12/31/10)

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com
Version 2011-02-08